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                                                                    EXHIBIT 10.5


                                PG&E CORPORATION
                           DEFERRED COMPENSATION PLAN
                                  FOR OFFICERS

1.   Purpose
     -------

     This is the controlling and definitive statement of the PG&E Corporation Deferred Compensation Plan for Officers ("PLAN")./1/ The PLAN which became
                                                       -
     effective on November 5, 1997, takes the place of and assumes the existing benefits accrued under the Deferred Compensation Plan of the Pacific Gas and Electric Company. The PLAN provides an opportunity for OFFICERS and other designated key employees of the CORPORATION and its subsidiaries and affiliates to defer payment of (1) part of their salaries, (2) all or part of their INCENTIVE PLAN AWARDS, (3) all of their SAVINGS FUND PLAN EXCESS BENEFITS, (4) unused PERQUISITE ALLOWANCES under the Executive Flexible Perquisites Program, (5) all or a portion of their PERFORMANCE UNITS under the Performance Unit Plan, and (6) such other payments, awards, allowances, or benefits as the COMMITTEE may in the future determine appropriate. SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUMS are automatically credited to participant accounts maintained by the PLAN.

2.   Definitions
     -----------

     (a) "BENEFICIARY" means the person, persons, or entity designated by the PLAN participant on the DEFERRAL ELECTION FORM to receive payment of the participant's DEFERRED COMPENSATION ACCOUNT in the event of the death of the participant.

     (b) "BOARD" and "BOARD OF DIRECTORS" means the BOARD OF DIRECTORS of the CORPORATION or, when appropriate, any committee of the BOARD which has been delegated authority to take action with respect to the PLAN.

     (c) "COMMITTEE" means the Nominating and Compensation Committee of the BOARD.

     (d)  "CORPORATION" means PG&E Corporation, a California corporation.

     (e) "DEFERRAL ELECTION FORM" means a participation form to be supplied by the Human Resources Department of the CORPORATION.

     (f) "DEFERRED COMPENSATION ACCOUNT" means the bookkeeping account established pursuant to Section 6 on behalf of each ELIGIBLE EMPLOYEE who elects to participate in the PLAN.

---------------------
/1/  Words in all capitals are defined in Section 2.
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     (g)  "ELIGIBLE EMPLOYEE" means an OFFICER and such other key employees as may be designated by the PLAN ADMINISTRATOR as eligible to participate in the PLAN.

     (h) "INCENTIVE PLAN AWARD" means a monetary award payable under the annual short-term performance incentive plan maintained by the CORPORATION, or any of its subsidiaries or affiliates.

     (i) "OFFICER" means all OFFICERS of the CORPORATION and its subsidiaries and affiliates in Officer Band 6 and above.

     (j) "PERFORMANCE UNITS" means the amounts which are payable as a result of units earned under the CORPORATION'S Performance Unit Plan, as may be revised thereafter from time to time.

     (k) "PERQUISITE ALLOWANCE" means the amounts which an OFFICER can use for the reimbursement of certain designated expenses under the CORPORATION'S Executive Flexible Perquisites Program.

     (l) "PLAN" means the PG&E Corporation Deferred Compensation Plan for Officers.

     (m) "PLAN ADMINISTRATOR" shall mean the senior Human Resources officer of the CORPORATION.

     (n) "SALARY" means the amount of compensation payable by the CORPORATION or by any of its subsidiaries or affiliates to an ELIGIBLE EMPLOYEE for his or her duties. It does not include any amount payable with respect to services rendered prior to an ELIGIBLE EMPLOYEE'S election to defer according to Section 5 of this PLAN.

     (o) "SAVINGS FUND PLAN EXCESS BENEFITS" means amounts payable to OFFICERS under the SAVINGS FUND PLAN EXCESS BENEFITS arrangement as originally adopted on December 20, 1989, and as may be revised thereafter from time to time.

     (p) "SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUMS" means the special premiums awarded to eligible OFFICERS under the Executive Stock Ownership Guidelines approved by the COMMITTEE on October 15, 1997, as may hereafter be amended from time to time.

     (q) "TERMINATION DATE" means the last day on which the PLAN participant is an employee of the CORPORATION, one of its subsidiaries, or of an association affiliated with the CORPORATION.

     (r)  "YEAR" means the calendar YEAR.

3.   Eligibility
     -----------

     Each OFFICER who receives a SALARY for service as an OFFICER of the CORPORATION shall be eligible to participate in the PLAN. Any other

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     ELIGIBLE EMPLOYEE shall be eligible to participate in the PLAN consistent with the terms set by the PLAN ADMINISTRATOR in its designation of such key employee as an ELIGIBLE EMPLOYEE.

4.   Participation
     -------------

     In order to commence participation in the PLAN, a participant must file a DEFERRAL ELECTION FORM with the PLAN ADMINISTRATOR. An election to defer
     (i) an INCENTIVE PLAN AWARD, (ii) SALARY, or (iii) PERFORMANCE UNITS must be filed prior to the beginning of the YEAR in which said amounts are paid. An election to defer SAVINGS FUND PLAN EXCESS BENEFITS must be filed prior to the beginning of the Savings Fund Plan YEAR to which the Excess Benefits are attributable. An election to defer unused PERQUISITE ALLOWANCES may be filed at any time. SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUMS are automatically deferred into the PLAN immediately upon grant. Notwithstanding the foregoing, upon first becoming an ELIGIBLE EMPLOYEE, an election to participate shall be effective for the month following the filing of a DEFERRAL ELECTION FORM, provided said Form is filed within 60 days following the date when the employee first becomes an ELIGIBLE EMPLOYEE.

     (a)  Deferral of SALARY
          ------------------
          A participant may defer from 5 percent to 30 percent of his or her monthly SALARY.

     (b)  Deferral of INCENTIVE PLAN AWARDS
          ---------------------------------
          A participant may defer all or part of his or her INCENTIVE PLAN
          AWARDS.

     (c)  Deferral of SAVINGS FUND PLAN EXCESS BENEFITS
          ---------------------------------------------

          A participant may defer all amounts which would otherwise be paid in cash under the SAVINGS FUND PLAN EXCESS BENEFITS arrangement. Partial deferrals of SAVINGS FUND PLAN EXCESS BENEFITS are not permitted.

     (d)  Deferral of PERQUISITE ALLOWANCES
          ---------------------------------
          A participant may elect to defer any unused portion of his or her flexible PERQUISITE ALLOWANCE.

     (e)  Deferral of PERFORMANCE UNITS
          -----------------------------
          A participant may elect to defer all or part of his or her PERFORMANCE UNITS.

     (f)  Deferral of SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUMS.
          ------------------------------------------------------

          All of an OFFICER'S SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUMS are automatically deferred to the PLAN immediately upon grant. SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUMS and

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          any dividends earned thereon remain unvested until the third anniversary of the date on which they are credited to an OFFICER'S DEFERRED COMPENSATION ACCOUNT. Unvested SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUMS and any dividends earned thereon shall be forfeited if an OFFICER'S stock ownership falls below the levels set forth in the Executive Stock Ownership Guidelines.

          Upon retirement or death of a participant, unvested SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUMS and any dividends credited thereon shall immediately vest and shall be payable in accordance with the terms of the PLAN.

5.   Deferral Election
     -----------------

     An ELIGIBLE EMPLOYEE who elects to participate in the PLAN shall file an executed DEFERRAL ELECTION FORM with the PLAN ADMINISTRATOR which (i) indicates the percentage of SALARY and applicable pay periods, and the amount of any INCENTIVE PLAN AWARD, PERFORMANCE UNITS, SAVINGS FUND PLAN EXCESS BENEFITS, unused PERQUISITE ALLOWANCES, and such other eligible payments, awards, allowances, or benefits to be deferred under the PLAN; and (ii) specifies the time and form of distribution and designates a BENEFICIARY.

     The participant's deferral election of SALARY shall continue from YEAR to YEAR until terminated or modified by written notice to the PLAN ADMINISTRATOR. Deferral elections of INCENTIVE PLAN AWARDS, PERFORMANCE UNITS, SAVINGS FUND PLAN EXCESS BENEFITS, and unused PERQUISITE ALLOWANCES, only are effective for the year following the year in which the executed DEFERRAL ELECTION FORM is filed with the PLAN ADMINISTRATOR. Thereafter, a new DEFERRAL ELECTION FORM must be filed with the PLAN ADMINISTRATOR in order to maintain deferrals in subsequent years. Notice of termination or modification of SALARY, INCENTIVE PLAN AWARDS, and/or PERFORMANCE UNITS deferral shall not become effective until the first day of the month following the month in which such written notice is received by the PLAN ADMINISTRATOR. In no event shall any notice of termination or modification affect amounts deferred prior to the effective date of such notice.

     Notwithstanding the foregoing, the participant's designation as to time and form of distribution to the participant may not be revoked or modified by the participant as to amounts already deferred.

6.   Credits to DEFERRED COMPENSATION ACCOUNT
     ----------------------------------------

     Upon receipt of a completed DEFERRAL ELECTION FORM, the CORPORATION shall establish a DEFERRED COMPENSATION ACCOUNT to which shall be credited such amounts as the participant has elected to defer under the terms of the PLAN.

     SALARY which is deferred shall be credited to the participant's DEFERRED COMPENSATION ACCOUNT as of each payroll period. Deferred INCENTIVE PLAN AWARDS shall be credited to the participant's DEFERRED

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     COMPENSATION ACCOUNT on the first of the month following the announcement of the granting of the participant's individual INCENTIVE PLAN AWARD. SAVINGS FUND PLAN EXCESS BENEFITS shall be credited to the participant's DEFERRED COMPENSATION ACCOUNT as of January 1 following the YEAR to which such Excess Benefits are attributable. PERQUISITE ALLOWANCES shall be credited to the participant's DEFERRED COMPENSATION ACCOUNT as soon as practicable after receipt of a DEFERRAL ELECTION FORM specifying the dollar amount to be deferred. PERFORMANCE UNITS and INCENTIVE PLAN AWARDS shall be credited to the participant's DEFERRED COMPENSATION ACCOUNT as of the first business day following the date of payment.

     SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUMS shall be credited to the participant's DEFERRED COMPENSATION ACCOUNT immediately upon the date of grant. Each SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUM shall be equal to a share of PG&E Corporation common stock. The initial value of a SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUM shall be the average of the daily high and low price of a share of PG&E Corporation common stock as traded on the New York Stock Exchange for the 30-day period preceding the date that the SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUM is credited to a participant's DEFERRED COMPENSATION ACCOUNT. Each time that the CORPORATION pays a dividend on its stock, an amount equal to such dividend, multiplied by the number of a participant's SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUMS shall be credited to the participant's account and converted into additional
     SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUMS.   The number of additional
     SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUMS shall be calculated by dividing the aggregate amount of credited dividends by the average of the daily high and low price of a share of PG&E Corporation common stock as traded on the New York Stock Exchange for a period of five trading days ending on the eight day of the month, or, if such day is not a business day, on the business day next preceding the eighth. Thereafter, the value of a SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUM shall fluctuate with the value of a share of PG&E Corporation common stock.

7.   Earnings During Deferral Period
     -------------------------------

     At such time as participant elects to participate in the PLAN, he shall also elect to have his account balances allocated to the Utility Bond Fund or to the PG&E Phantom Stock Fund. Participant shall make such elections and in such percentages as the PLAN ADMINISTRATOR shall prescribe. Participant shall be able to reallocate account balances between the funds and reallocate new deferrals at such time and in such manner as the PLAN ADMINISTRATOR shall prescribe; provided, however, that SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUMS and earnings and dividends thereon may not be reallocated. Anything to the contrary herein notwithstanding, a participant may not reallocate account balances between funds if such reallocation would result in a non-exempt Discretionary Transaction as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended, or any successor to Rule 16b-3, as in effect when the reallocation is requested.

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     (a)  Utility Bond Fund
          -----------------

     On the first day of each calendar quarter, interest shall be credited on the balance in each participant's DEFERRED COMPENSATION ACCOUNT as of the last day of the immediately preceding calendar quarter and prorated based on the number of days in the quarter that the balance was allocated to the Utility Bond Fund. Such interest shall be at a rate equal to the AA Utility Bond Yield reported in Moody's Public Utility, published in the
                                    ----------------------
     issue of Moody's Investors Service immediately preceding the first day of
              -------------------------
     the calendar quarter in which the interest is to be credited. Such interest shall become a part of the DEFERRED COMPENSATION ACCOUNT and shall be paid at the same time or times as the balance of the DEFERRED COMPENSATION ACCOUNT. Notwithstanding the above, if a participant has requested that his account balance be reallocated to the PG&E Phantom Stock Fund before the end of the quarter, prorated interest on the participant's account balance shall be calculated at a rate equal to the AA Utility Bond Yield reported in Moody's Public Utility, published in the issue of Moody's
                       ----------------------                            -------
     Investors Service immediately preceding the date of reallocation, shall be
     -----------------
     credited to the participant's account on the date of reallocation, and shall be subject to the reallocation request.

     (b)  PG&E Phantom Stock Fund
          -----------------------

     Deferrals and reallocations from the Utility Bond Fund to the PG&E Phantom Stock Fund shall be converted into units representing a share of PG&E Corporation common stock. The initial value of a unit shall be the average of the daily high and low price of a share of PG&E Corporation common stock as traded on the New York Stock Exchange for the 30-day period preceding the date that (i) deferrals are credited to a participant's account in the PG&E Phantom Stock Fund, or (ii) the PLAN ADMINISTRATOR receives a reallocation request. Each time that the CORPORATION pays a dividend on its stock, an amount equal to such dividend, multiplied by the number of units credited to a participant's account, shall be credited to the participant's account and converted into additional units. The number of additional units shall be calculated by dividing the aggregate amount of credited dividends by the average of the daily high and low price of a share of PG&E Corporation common stock as traded on the New York Stock Exchange for a period of five trading days ending on the eight day of the month, or, if such day is not a business day, on the business day next preceding the eighth. Thereafter, the value of a unit shall fluctuate with the value of a share of PG&E Corporation common stock.

8.   Effect of Deferral on Qualified Benefit PLANS
     ---------------------------------------------

     A participant who participates in this PLAN shall continue to be eligible to participate in all CORPORATION benefit PLANS. However, no amount deferred under this PLAN shall be deemed to be covered compensation or SALARY for the purposes of computing percentage of participation and benefits to which the OFFICER may be entitled under the CORPORATION Retirement and Savings Fund Plans and any other CORPORATION benefit plans which are qualified under Section 401(a) of the Internal Revenue Code of 1954, as amended.

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9.   Form and Time of Payment to a Participant of DEFERRED COMPENSATION ACCOUNT
     --------------------------------------------------------------------------

     Payment to the participant of deferred compensation allocated to the Utility Bond Fund or the PG&E Phantom Stock Fund shall be made in the form of cash. At the election of the participant, the cash may be paid in a lump sum or in a series of ten or less approximately equal annual installments. Payment to the participant shall be made at such time and in such form as the participant has specified on the DEFERRAL ELECTION FORM(s) previously filed with the PLAN ADMINISTRATOR.

     Notwithstanding the foregoing, deferrals attributable to SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUMS shall only be paid in the form of one or more certificates for a number of shares of PG&E Corporation common stock equal to the number of vested SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUMS following a participant's retirement or, if earlier, death or termination of employment.

     Payment to a participant of his or her DEFERRED COMPENSATION ACCOUNT shall be made in January of each YEAR in which payment is to be made in accordance with the participant's deferral election. All payments from the DEFERRED COMPENSATION ACCOUNT shall be subject to all tax withholdings or other reductions which may be required by law.

10.  Effect of Death of Participant
     ------------------------------

     Upon the death of a participant who participated in the PLAN, all amounts, if any, remaining in his or her DEFERRED COMPENSATION ACCOUNT shall be distributed in a lump sum to the BENEFICIARY designated by the OFFICER on the DEFERRAL ELECTION FORM. Earnings, as determined under Section 7 of the PLAN, shall be credited to the date of distribution. Any shares of PG&E Corporation common stock to be issued in settlement of the deceased participant's SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUMS shall be issued in the name of the participant's designated beneficiary. If the designated BENEFICIARY does not survive the participant or dies before receiving payment in full of the participant's DEFERRED COMPENSATION ACCOUNT, a lump sum payment of the remaining balance (and a distribution of the shares of PG&E Corporation common stock issuable in settlement of the deceased participant's SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUMS) shall be made as soon as practicable to the estate of whoever dies last, the participant or the designated BENEFICIARY. All BENEFICIARY designations may be changed by the participant at any time without the consent of a BENEFICIARY. The participant shall notify the PLAN ADMINISTRATOR in writing of any such change of BENEFICIARY.

11.  Participant's Rights Unsecured
     ------------------------------

     The interest under the PLAN of any participant and such participant's right to receive a distribution of his or her DEFERRED COMPENSATION ACCOUNT shall be an unsecured claim against the general assets of the CORPORATION. The DEFERRED COMPENSATION ACCOUNT shall consist of bookkeeping

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     entries only, and this PLAN does not create an interest in, nor permit a claim against, any specific asset of the CORPORATION pursuant to the PLAN.

12.  Annual Statement of DEFERRED COMPENSATION ACCOUNT
     -------------------------------------------------

     As soon as practicable after the close of each YEAR, each participant shall be provided with a statement describing the status of his or her DEFERRED COMPENSATION ACCOUNT as of the end of the preceding YEAR. The statement shall reflect the totals of amounts deferred during the YEAR, the amount of interest credited, the amount of PG&E Phantom Stock Fund units, the amount of SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUMS (if any), the amount of payments made during the YEAR, if any, and the net balance remaining in the account at the end of the YEAR.

13.  Nonassignability of Interests
     -----------------------------

     The interest and property rights of any participant under the PLAN shall not be assignable either by voluntary or involuntary assignment or by operation of law, including (without limitation) bankruptcy, garnishment, attachment or other creditor's process, and any act in violation of this
     Section 13 shall be void.

14.  Administration of the PLAN
     --------------------------

     The PLAN shall be administered by the PLAN ADMINISTRATOR. The PLAN ADMINISTRATOR shall have full power and authority to administer and interpret the PLAN, to establish procedures for administering the PLAN, and to take any and all necessary action in connection therewith. The PLAN ADMINISTRATOR's interpretation and construction of the PLAN shall be conclusive and binding on all persons.

15.  Amendment or Termination of the PLAN
     ------------------------------------

     The CORPORATION may amend, suspend, or terminate the PLAN at any time. In the event of such termination, the DEFERRED COMPENSATION ACCOUNTS of participants shall be paid in accordance with the participant's deferral election.


Adopted pursuant to the delegation contained in the Resolution of the Board of Directors of PG&E Corporation dated June 18, 1997.


By:  /s/ Robert D. Glynn, Jr.
    ______________________________
     Robert D. Glynn, Jr.
     President and Chief Executive Officer
     PG&E Corporation

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Adopted pursuant to the delegation contained in the Resolution of the Board of
Directors of Pacific Gas and Electric Company dated June 18, 1997.


By:  /s/ Gordon R. Smith
    ______________________________
     Gordon R. Smith
     President and Chief Executive Officer
     Pacific Gas and Electric Company

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